SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 6, 2006
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)
Georgia
(State or other jurisdiction of incorporation)
0-3576
(Commission File Number)
58-0869052
(IRS Employer Identification Number)
2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683
(Address of principal executive offices)
Registrant’s telephone number, including area code:(770) 955-2200
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
Signatures
EX-99.1 QUARTERLY INFORMATION PACKAGE

Item 2.02. Results of Operations and Financial Condition
     On November 6, 2006, Cousins Properties Incorporated (the “Company”) issued a Quarterly Information Package containing a press release and information about the Company’s financial condition and results of operations for the three months and nine months ended September 30, 2006. A copy of the Company’s Quarterly Information Package is attached hereto as Exhibit 99.1. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
     (c) Exhibits:

Exhibit Number	Description

99.1	Quarterly Information Package for the Quarter Ended September 30, 2006.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 6, 2006

COUSINS PROPERTIES INCORPORATED
By:	/s/ James A. Fleming
James A. Fleming
Executive Vice President and Chief Financial Officer

COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended September 30, 2006

Press Release	1

Condensed Consolidated Statements of Income	5

Funds From Operations	6

Condensed Consolidated Balance Sheets	7

Key Ratios and Supplemental Information	8

Net Income and Funds From Operations — Supplemental Detail	9

Development Pipeline	23

Portfolio Listing	25

Same Property Information	28

Square Feet Expiring:
Office	29
Retail	30

Top 25 Largest Tenants	31

Inventory of Land Held for Investment or Future Development	32

Inventory of Residential Lots Under Development	34

Debt Outstanding	36

Summary of Gains on Sales of Investment Properties	37

Reconciliation of CP Venture Value Creation	39

Reconciliations of Non-GAAP Financial Measures	40

Discussion of Non-GAAP Financial Measures	46
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.